Exhibit 99.2

Alpine Acquisition Corporation Investor Deck May 2022 1

Disclaimers

This Presentation (together with oral statements made in connection herewith, the "Presentation") is for informational purposes only to assist prospective investors in making their own evaluation with respect to the proposed business combination (the "Proposed Transaction ") between Alpine Acquisition Corporation ("Alpine") and Two Bit Circus, Inc. ("Two Bit Circus"). This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Alpine or Two Bit Circus.

The information contained herein does not purport to be all-inclusive and none of Alpine, Two Bit Circus, nor any of their respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described here.

Use of Projections
This Presentation contains projected financial information with respect to Alpine and Two Bit Circus. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Further, illustrative presentations are not necessarily based on management's projections, estimates, expectations, or targets but are presented for illustrative purposes only. Neither Alpine's nor Two Bit Circus' independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation is not intended, and should not be regarded, as a representation by any person that the results reflected in such forecasts will be achieved. Further, the metrics referenced in this Presentation regarding select aspects of the operations of Two Bit Circus were selected by Alpine and Two Bit Circus on a subjective basis. Such metrics are provided solely for illustrative purposes to demonstrate elements of the business of Two Bit Circus, are incomplete, and are not necessarily indicative of its performance or future performance or overall operations. There can be no assurance that historical trends will continue.

Industry and Market Data
Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. None of Alpine, Two Bit Circus nor any of their respective Representatives has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In furnishing this Presentation, each of Alpine, Two Bit Circus and their respective Representatives expressly disclaims any obligation to update any information contained herein or to correct any omissions, inaccuracies, or errors.

Non-GAAP Financial Measures
This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles, including but not limited to earnings before interest, taxes, depreciation, and amortization ("EBITDA") and certain ratios and other metrics derived therefrom. Note that other companies may calculates these non-GAAP financial measures differently, and therefore such financial measures may not be directly comparable to similarly titled measures of other companies. Further, these non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly- titled measures used by other companies. Alpine and Two Bit Circus believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Two Bit Circus' financial condition and results of operations. The parties believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing Two Bit Circus' financial measures with those of other similar companies. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. In connection with the contemplated filing by Alpine of a proxy statement with respect to the Proposed Transaction, and in the course of the review by the SEC of such proxy statement, Alpine may make changes to the information presented in this Presentation, including, without limitation, the description of Two Bit Circus' business and the financial information and other data (including the prospective financial information and other data) included in this Presentation. Comments by the SEC on information in the proxy statement may require modification or reformulation of the information we present in this Presentation, and any such modification or reformulation could be significant.

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Forward Looking Statements

Forward-Looking Statements

This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of Alpine, Two Bit Circus and/or their management. Any projected revenue and EBITDA are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alpine and/or Two Bit Circus. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic markets; the potential effects and impact of the global COVID-19 pandemic; risks related to the business of Two Bit Circus and the timing of expected business milestones; changes in the assumptions underlying the expectations of Two Bit Circus regarding its future business; the effects of competition on Two Bit Circus' future business; the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Proposed Transaction; the outcome of any legal proceedings that may be instituted against Alpine, Two Bit Circus, the combined company or others following the announcement of the Proposed Transaction and any definitive agreements with respect thereto; the inability to complete the Proposed Transaction, including, without limitation, the inability obtain approval of the stockholders of Alpine, to obtain financing to complete the Proposed Transaction or to satisfy other conditions to closing; changes to the proposed structure of the Proposed Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Proposed Transaction; the ability to meet stock exchange listing standards following the consummation of the Proposed Transaction; the risk that the Proposed Transaction disrupts current plans and operations of Two Bit Circus or Alpine as a result of the announcement and consummation of the Proposed Transaction; the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Proposed Transaction; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Proposed Transaction; the parties' estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in the filings made by Alpine with the SEC, including the proxy statement that will be filed relating to the Proposed Transaction. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks about which Two Bit Circus and/or Alpine presently does not know or that Two Bit Circus and/or Alpine currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Two Bit Circus' and Alpine's expectations, plans or forecasts of future events and views as of the date of this Presentation. Two Bit Circus and Alpine anticipate that subsequent events and developments will cause these assessments to change. However, while they may elect to update these forward-looking statements at some point in the future, each of Two Bit Circus and Alpine specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Two Bit Circus' and/or Alpine's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information concerning the Proposed Transaction

Alpine intends to file with the SEC a proxy statement relating to the Proposed Transaction, which will be mailed to its stockholders once definitive. Alpine's stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the Proposed Transaction, as these materials will contain important information about Alpine, Two Bit Circus and the Proposed Transaction. When available, these materials will be mailed to stockholders of Alpine as of a record date to be established for voting on the Proposed Transaction. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC's website at www.sec.gov, or by directing a written request to Alpine at 10141 N. Canyon View Lane, Fountain Hills, Arizona 85268.

Participants in the Solicitation for the Proposed Transaction

Alpine and its directors and executive officers may be deemed participants in the solicitation of proxies from Alpine's stockholders with respect to the Proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in Alpine is contained in Alpine's filings with the SEC and are available free of charge at the SEC's web site at www.sec.gov, or by directing a written request to Alpine at the address set forth above. Additional information regarding the interests of such participants will be contained in the proxy statement for the Proposed Transaction when available. Two Bit Circus and its stockholders and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Alpine in connection with the Proposed Transaction. A list of the names of such members and executive officers and information regarding their interests in the Proposed Transaction will be included in the proxy statement for the Proposed Transaction when available.

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Reveler's Resort

A new world class family entertainment brand

Our Family Entertainment Brand will combine all our experience with the quality overnight stay and play of a Great Wolf Lodge and the cutting edge technology and proprietary social game entertainment of Two Bit Circus.

We will have play experiences in Guest Rooms, Common Areas and a 30,000sq ft Entertainment Zone

$250 - $300	**$150 - $200**	**65 – 70 %**
Average daily rate	Average daily spend	Occupancy

13 hours of activity in every 24 hour stay

* Metrics refer to a pro-forma expectation of the desired economics from future target operations
** "Occupancy" refers to % of occupied rooms vs available rooms, "ADR" equals the Average Daily Rate


Revelers Quest
Custom immersive adventure that utilizes physical play experience and teamwork skills
Puzzles, clues, stories and activities unlock and activate power and scores
Interactivity and technology that moves you through different parts of the resort
Family Activities
Campfire circus stories
Indoor and outdoor family games and activities
A spectacular evening show
Revelers Club
STEAM activities
Robot making
Meet ups for magicians and fortune tellers
Entertainment Zone
Active play, Two Bit Circus social play experiences in a Circus Ground theme
Food & Beverage
Themed dining outlets and custom beverage and food opportunities
Retail
Souvenirs, branded clothing, build-a-bot, plush robots

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ATRIUM HOSPITALITY 5 2 hotels With criteria met for Meeting Space, Full Service and Location Hilton 484 Keys Stamford, CT Built 1984 Renovated 2008 59,435 sq ft conference Market: New York City Crowne Plaza 255 Keys Denver, CO Built 1982 Renovated 2011 84,368 sq ft conference Market: Denver

TWO BIT CIRCUS
· ENGINEERING ENTERTAINMENT ·

Two Bit Circus is a "Micro-Amusement Park" creating the future of immersive entertainment

- 100-seat interactive game show theater and Mixed Reality arena (VR, AR, & simulators)
- Story Rooms (an upgraded version of Escape Rooms)
- High-tech carnival Midway and re-imagined arcade
- Meta adventures spanning the whole park
- First location in Downtown Los Angeles opened September 2018 and is ready to expand nationwide with a full operating and development program
- 2nd location in Dallas, Texas under construction opening in 2022

- Unit economics have exceeded expectations and comparable to Dave & Busters (2019 10Q) with $10 million in revenue

- Two Bit Circus Foundation is a 501(c)(3) nonprofit educational organization focused on cultivating the next generation of inventors with STEAM

- Acquire corporate office for Two Bit Circus which includes:
- Back office systems and corporate administration
- Full game design and strategy team with world class experience in game play and strategy team to continue innovating and prototyping

7.5B+
Media Impressions

60M
Social Media Impressions

233K
Attendance in 2019

$949K
2019A Adj.Park EBITDA

$8.4M
2019A Revenue

25%
Return Visitor Rate


2019A Revenue Mix
18%
17%
27%
38%
Events
Food
Beverage
Attractions

Note: Historical information of Two Bit Circus is provided for the year ended December 31, 2019, which was the last full year prior to the Covid-19 pandemic resulting in shutdowns and material limitations on the operations of Two Bit Circus.

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Combined Executive Management Team Our new brand will benefit from the experience and involvement of our team in the lodging, technology, and entertainment industries to create improved returns 8 Elan Blutinger Chairman Alex Lombardo CFO Kim Schaefer CEO Two Bit Circus Executive Team • Excellent leadership team with demonstrated track record of substantial shareholder returns • IP and infrastructure for custom social game design which allows speed to market for Reveler’s Resort. • 12 years of design build and social gaming innovation for Disney, NFL, Nascar, Great Wolf Lodge, Intel and Google Brent Bushnell CSO & Roustabout Eric Gradman CTO & Mad Inventor Andy Levey CMO

Detailed Transaction Overview

Illustrative Sources and Uses

Sources	
REVE Cash in Trust[1]	$ 109.1
Stock Issuance to Two Bit Circus[2]	$ 49.8
Stock Issuance to Atrium Hospitality[3]	$ 19.5
Proceeds from PIPE[4]	$ 25.0
Mortgage Loan[5]	$ 75.0
Total Sources	**$ 278.4**

Uses	
Atrium Hospitality Acquisition Costs	$ 65.0
Two Bit Circus Acquisition Costs	$ 49.8
Deal Expenses	$ 9.8
Cash to Balance Sheet[1]	$ 153.8
Total Uses	**$ 278.4**

Pro Forma Valuation[1,6]

(In millions, except for per share data)		
Pro Forma Shares Outstanding[6]		23,190,000
(x) Illustrative Share Price	$	10.00
Pro Forma Equity Value	**$**	**231.9**
(-) Pro Forma Net Cash[6]	$	153.8
(+) Pro Forma Debt	$	75.0
Total Enterprise Value[6]	**$**	**153.1**

Sources of Capital


Public Shares 10,910,000
Two Bit Circus Shares 4,980,000
Atrium Hospitality Shares 1,950,000
PIPE Shares 2,500,000
Sponsor Shares 2,850,000
47.0%
21.5%
8.4%
10.8%
12.3%

1. Assumes no redemptions by REVE public shareholders and no additional cash from target balance sheet
2. Agreement to purchase Two Bit Circus for $49.8 million in stock at $10.00 per share
3. Agreement to purchase 2 hotel properties from Atrium Hospitality for $65.0 million (70% in cash, 30% in stock)
4. Estimated $25 million in gross proceeds from institutional investors in private placement ("PIPE"), to close concurrently with the business combination
5. Estimated $75 million in debt or mortgage loan funding, to close concurrently with the business combination
6. Pro forma diluted basis at $10.00 per share, assumes no redemptions and excludes REVE warrants

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Single Unit – Hotel Conversion – 5 Year Performance

Illustrative Financial Example post Conversion :

Single Unit Metrics**		Year 1	Year 2	Year 3	Year 4	Year 5
Rooms Occupied		64,100	67,946	68,696	69,446	69,946
Rooms Available		98,550	98,550	98,550	98,550	98,550
Occupancy		65.0%	68.9%	69.7%	70.5%	71.0%
ADR		$262.50	$264.98	$275.19	$283.10	$289.51
RevPAR		$170.74	$182.69	$191.82	$199.50	$205.48
Room Revenues		$16,826,250	$18,004,088	$18,904,292	$19,660,464	$20,250,277
F&B Revenues		$5,959,959	$6,377,158	$6,696,014	$6,963,854	$7,172,770
Entertainment & Other		$6,887,545	$7,369,673	$7,738,156	$7,960,615	$8,155,029
Total Revenues		**$29,673,754**	**$31,750,917**	**$33,338,463**	**$34,584,933**	**$35,578,077**
NOI		$8,310,787	$8,980,832	$9,478,166	$9,896,013	$10,230,535
NOI Margin		28.0%	28.3%	28.4%	28.6%	28.8%
Cash Flow	**($60,000,000)**	**$8,310,787**	**$8,980,832**	**$9,478,166**	**$9,896,013**	**$10,230,535**
Single Unit IRR (unlevered)	***25%***					

* For informational purposes only - assuming 270 room hotel. Actual performance of any hotel will vary.
** "Occupancy" refers to % of occupied rooms vs available rooms, "ADR" equals the Average Daily Rate and "RevPAR" equals Revenue Per Available Room

- Purchase of existing hotels creates lower cost basis. $135K/key compared to new build market estimates of over $350K/key
- 26% unlevered IRR with lower cost basis and higher room rates and better flow thru
- Occupancy ramp up approximates the average of Great Wolf Lodge (GWL) historical performance – generated 90 % from leisure family segment and 10 % from SMERF or related group travel.
- Average Daily Rate (ADR) based on historical hotel levels plus $100 to $150 per night rate premium for entertainment.
- EBITDA margins are consistent with conference center hotels and GWL historical levels.
- Assumes 3 % of revenues for management fee and 3 % of revenues for licensing fee.
- Assumes 4 % of revenues for annual capital expenditures. Consistent with lodging industry.

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Planned Evolution Strategy 11 High tech experiential company focused on creating social play • Purchase existing asset Cost per key lower than new build • 9 month renovation with brand value amenities • 20 years of experience with both new build and renovation development and construction • Strong relationships for hiring experience operations team and vendors YEAR 1 YEARS 2 - 3 YEARS 3 - 5 • Value Creation with With 3 converted resorts and 3 new Two Bit Circus locations • This brand grows through a fully experienced team that has created new brands • Incredible experience with new concept awareness and destination marketing is our specialty with Great Wolf Resorts, Two Bit Circus and Cirque Du Soleil • Synergy and economy of scale • Brand value expected to grow as we become a national wide brand with 10 converted resorts and parks • Quality assets, unique play and repeatable experience • Local markets create opportunity for 50 location without cannibalization • Strong cash flow enables a selfing funding development model • Market valuation is based on asset value plus brand value

A rag tag circus from the past with play of the future

Our Value Creation Strategy 13 A new world class family entertainment brand • A management team that has already built one world class entertainment company with Great Wolf Resorts with access to 20 years of relationships for talent and resources. • Our company will control marketing, bookings and rate management to allow for maximum revenue considerations • We can withstand economic downturns as drive to destinations have traditionally performed better than traditional hospitality and major destination locations • This is a highly repeatable experience in local markets so guest loyalty will be a driving factor in additional bookings • Additional retail and entertainment opportunities within the hotel lead to additional high margin revenues • Controlling brand standards allows our company to be nimble on how and when we spend our capital • Multiple value with both hotel portfolio performance and brand equity Revenues exceed traditional hotel numbers Rate is driven on exclusive entertainment Occupancy is driven by experience and scarcity of similar experiences

Demographic Strategy 14 A play experience for everyone Shifts in consumer behavior in 2021 are ideal for our business model • Social Experiences are a priority • Gaming is being played in all age groups • Driving is the preferred method for getaway travel Drive to Markets • Focus on local market and within 2 hour drive • Immediate focus where we intend to go: • Top 20 cities with the most favorable market criteria and best asset purchase opportunities • Millennial Cities: Phoenix, Dallas, Houston, Austin, Denver, Washington, D.C. • Strong Economies: Provo, Reno, Fort Myers, Nashville; • Strong Suburb Cities: Chicago, Seattle, Boston, Atlanta. Destination Marketing • 20 years of destination marketing for Great Wolf Lodge, Cirque du Soleil and Two Bit Circus • Vertical marketing with social media, public relations, influencer marketing • Strategic buys for keyword search and online advertising BEFORE AFTER • Largest generation of travelers who grew up on family travel • Target age is 6 - 14 • Average family size is 4 people • 2 hour drive radius FAMILIES GROUPS CORPORATE • SMERF – Social, Military, Educational, Religious, and Fraternal • School Groups – Utilize Two Bit Circus Foundation that focuses on STEAM education and social play for kids • Corporate retreats • Executive Team Building PRIMARY MARKET SECONDARY MARKET TERTIARY MARKET BEFORE AFTER

15 Additional Room Revenue Kids Rooms are Value - Add and Experience - Enhanced Themed Circus Kid Suites Family Story Room Suites Family Escape Room Suites

16 Themed Food & Beverage Two Bit Circus Custom Social Play Experiences Active Play Customized for Brand Ownership • Shared experiences for families and groups • Competitive game play • Carousel Bar • Box Car Cafe • Story Rooms • Virtual Reality games • Re - imagined carnival midway Converted Conference Centers | 30,000 Square Feet of Entertainment Capacity for 1,500 People per Hour

17 Themed Active Play | Competitive and fun experiences

18 Themed Active Play | Competitive and fun experiences

19 Themed Retail | Opportunity for Add - On Play Experience and Merchandise Branded Logo Souvenirs Revel’s game add - ons Plush robots Toys, Games and Puzzles Circus Tricks

20 Themed Food and Beverage Captive Audience with Fun Food and Creative Beverage Full service, Grab’n Go and Hot Pick up Themed carts and trays for circus food and drinks

Thank you. Alpine Acquisition Corporation elan.blutinger@alpinesponsor.com Elan Blutinger, Chairman: kim.schaefer@alpinesponsor.com Kim Schaefer, CEO: alex.lombardo@alpinesponsor.com Alex Lombardo, CFO: